Execution Version

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 25th day of September, 2013 by and among THE PRIVATEBANK AND TRUST COMPANY (“Lender”), LAWSON PRODUCTS, INC., a Delaware corporation (“Lawson Products Delaware”), LAWSON PRODUCTS, INC., an Illinois corporation (“Lawson Products Illinois”), DRUMMOND AMERICAN LLC, an Illinois limited liability company (“Drummond American”), CRONATRON WELDING SYSTEMS LLC, a North Carolina limited liability company (“Cronatron Welding”), SHIRE DIVESTITURE COMPANY, a Nevada corporation (“Shire Divestiture”), BARON DIVESTITURE COMPANY, an Illinois corporation (“Baron Divestiture”), and AUTOMATIC SCREW MACHINE PRODUCTS COMPANY, INC., an Alabama corporation (“Automatic Screw Machine”; Lawson Products Delaware, Lawson Products Illinois, Drummond American, Cronatron Welding, Shire Divestiture, Baron Divestiture and Automatic Screw Machine are individually referred to herein each as a “Borrower” and collectively as “Borrowers”).
W I T N E S S E T H:
WHEREAS, Lender and Borrowers are party to that certain Loan and Security Agreement dated as of August 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, Borrowers have requested that Lender agree to amend the Loan Agreement in certain respects as set forth herein; and
WHEREAS, Lender is willing to make such amendments, subject to the terms, conditions and other provisions hereof.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:
Section 1    Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and the provisions thereof shall be binding on the parties hereto.

Section 2    Amendment of the Loan Agreement. Upon satisfaction of the conditions precedent set forth in Section 3 of this Amendment and in reliance on the representations and warranties made by the Loan Parties set forth herein, the Loan Agreement is hereby amended as follows:

(a)The Loan Agreement is amended by deleting Section 14.1.1 thereof in its entirety and restating it to read as follows:

14.1.1 EBITDA. Loan Parties shall not permit EBITDA to be less than the amount set forth below for the corresponding fiscal quarter period set forth below (“Minimum EBITDA”):

Quarter End	Amount
For the 3 month period ending on 9/30/2012	$(1,000,000)
For the 3 month period ending on 12/31/2012	$(1,500,000)
For the 3 month period ending on 3/31/2013	$—
For the 3 month period ending on 6/30/2013	$2,000,000
For the 3 month period ending on 9/30/2013	$2,000,000
For the 3 month period ending on 12/31/2013	$3,000,000
For the 3 month period ending on 3/31/2014	$3,500,000
For the 3 month period ending on 6/30/2014 and each 3 month period ending on the last day of each fiscal quarter thereafter	$3,500,000

Section 3    Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions:

(a)    Lender shall have received a fully executed copy of this Amendment, in form and substance reasonably acceptable to Lender, executed by each of the Borrowers and Lender; and

(b)    The representations and warranties set forth in Section 4 below shall be true and correct.

Section 4    Representations and Warranties. Each Loan Party hereby represents and warrants, in each case after giving effect to this Amendment, to Lender as follows:

(a)    The representations and warranties of each Loan Party in the Loan Agreement and each of the other Loan Documents to which it is a party shall be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) on the date hereof, except for representations and warranties that expressly relate to an earlier date which must be true and correct as of such earlier date;

(b)No Default or Event of Default exists;

(c)Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing;

(d)The execution, delivery and performance by each Loan Party of this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action; and

(e)This Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

Section 5    Fees and Expenses. Borrowers agree to pay on demand all reasonable, out-of-pocket costs and expenses of or incurred by Lender, including, but not limited to, legal expenses and reasonable attorneys' fees, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 6    Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

Section 7    No Modification; No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term of condition contained in the Loan Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Lender reserves all rights, privileges and remedies under the Loan Documents. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the Loan Documents.

Section 8    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 9    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.

Section 10    Governing Law; Other Waivers. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois. Section 18.11 of the Loan Agreement is incorporated herein by reference, mutatis mutandis.

Section 11    Release. In consideration of Lender's agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharges Lender and its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Lender or any other Released Person which relates, directly or indirectly, to any acts of omissions of Lender or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof.

[SIGNATURE PAGE FOLLOWS]

(Signature Page to First Amendment to Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Loan and Security Agreement as of the date first above written.
BORROWERS:
LAWSON PRODUCTS, INC., a Delaware corporation

By: /s/ Michael G. DeCata
Name: Michael G. DeCata
Title: President & Chief Executive Officer

LAWSON PRODUCTS, INC., an Illinois corporation

By: /s/ Michael G. DeCata
Name: Michael G. DeCata
Title: President & Chief Executive Officer

DRUMMOND AMERICAN LLC, an Illinois limited liability company

By: /s/ Michael G. DeCata
Name: Michael G. DeCata
Title: President

CRONATRON WELDING SYSTEMS LLC, a North Carolina limited liability company

By: /s/ Michael G. DeCata
Name: Michael G. DeCata
Title: President

AUTOMATIC SCREW MACHINE PRODUCTS COMPANY, INC., an Alabama corporation

By: /s/ Michael G. DeCata
Name: Michael G. DeCata
Title: Chief Executive Officer

(Signature Page to First Amendment to Loan and Security Agreement)

BORROWERS (con't):
SHIRE DIVESTITURE COMPANY, a Nevada corporation

By: /s/ Michael G. DeCata
Name: Michael G. DeCata
Title: President & Chief Executive Officer

BARON DIVESTITURE COMPANY, an Illinois corporation

By: /s/ Michael G. DeCata
Name: Michael G. DeCata
Title: President & Chief Executive Officer

(Signature Page to First Amendment to Loan and Security Agreement)

LENDER:
THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Joseph G. Fudacz
Joseph G. Fudacz
Managing Director